Investments in Limited Partnerships	12 Months Ended
Dec. 31, 2015
Investments In Limited Partnerships [Abstract]
Investments In Limited Partnerships [Text Block]

Note 7—Investments in Limited Partnerships

The Account invests in limited partnerships, limited liability companies and private real estate equity investment trusts that own real estate properties and real estate related securities including mezzanine debt. The Account receives distributions from these investments based on the Account’s ownership interest percentage. At December 31, 2015, the Account held non-controlling ownership interests in three limited partnerships and one limited liability company ranging from 5.3% to 18.5%. As of December 31, 2015 and 2014, the fair value of the Account’s ownership interest was $144.8 million and $357.5 million, respectively.

As of December 31, 2015, two of the limited partnership investments were in dissolution. Colony Realty Partners LP began liquidation in May 2014 with final dissolution anticipated during 2016. Lion Gables Apartment Fund began liquidation in February 2015 and has dissolved all of the Fund’s assets. Final dissolution of the entity is anticipated during 2016.

Cobalt Industrial REIT, in which the Account held a 10.998% interest, and Heitman Value Partners Fund, in which the Account held an 8.43% interest, were legally dissolved in December 2015.

Transwestern Mezzanine Realty Partners III may engage in liquidation activities in 2017 based on the terms of its partnership agreement. The Account may elect to sell or transfer its ownership units by giving notice and acquiring consent from the management committee of the limited partnership, which requires approval by a majority of the members.